Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Stealth Technologies, Inc.. (the "Company") on Form 10-Q for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian McFadden, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 22, 2019	BRIAN McFADDEN
Brian McFadden
Chief Executive Officer and Chief Executive Officer